UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 21, 2018
GRAHAM HOLDINGS COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-6714	53-0182885
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 North 17th Street, Arlington, Virginia		22209
(Address of principal executive offices)		(Zip Code)
(703) 345-6300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01         Other Events.
Graham Holdings Company (the “Company”) is filing this Current Report on Form 8-K to recast certain previously reported amounts to reflect changes resulting from (i) the adoption of the Financial Accounting Standards Board’s Accounting Standards Update 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost (“ASU 2017-07”); (ii) the reclassification of costs associated with fringe benefits between operating expenses and selling, general and administrative expenses; and (iii) the change to segment reporting with respect to the financial information contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 (“2017 Form 10-K”) ”) filed with the Securities and Exchange Commission (the “SEC”).
Adoption of ASU 2017-07 and reclassification of costs associated with fringe benefits between operating expenses and selling, general and administrative expenses. In March 2017, the FASB issued new guidance that changes the presentation of net periodic pension cost and net periodic postretirement benefit cost for defined benefit plans. The guidance requires an issuer to disaggregate the service cost component of net periodic pension and postretirement benefit cost from other components. Under the new guidance, service cost will be included in the same line item(s) as other compensation costs arising from services rendered by employees during the period, while the other components will be recognized after income from operations. The Company adopted the new guidance on January 1, 2018, which required retrospective application.
In combination with the presentation change to net periodic pension cost and net periodic postretirement benefit cost, the Company allocated its costs associated with fringe benefits between operating expenses and selling, general and administrative expenses. Previously, costs related to fringe benefits were generally classified as selling, general and administrative expenses. The amounts in the previously issued financial statements have been reclassified to conform to the reclassified presentation.
As a result, the 2017, 2016 and 2015 consolidated statements of operations have been updated to reflect the new accounting guidance and allocation of fringe benefits between operating expenses and selling, general and administrative expenses. Income (loss) from operations decreased compared to the previously reported 2017, 2016 and 2015 amounts. These changes had no impact on the previously reported income (loss) from continuing operations before income taxes or net income (loss) for these three years.
Reportable Segments. In the first quarter of 2018, the Company reorganized its operations into the following six reportable segments for the purpose of making operating decisions and assessing performance: Kaplan Higher Education, Kaplan Professional (U.S.), Kaplan Test Preparation, Kaplan International, Television Broadcasting and Healthcare.
As a result of the Kaplan University (“KU”) transaction, Kaplan reorganized its higher education operations into the following two operating segments: Higher Education and Professional (U.S.). The higher education segment comprises the historical KU for-profit postsecondary education business and the future non-academic operations support services provided to the new university, Purdue University Global. The Professional (U.S.) segment comprises the School of Professional and Continuing Education, which provides professional training and exam preparation for professional certifications and licensures.
The Company disclosed the new reporting structure in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2018, including selected financial data disclosing the impact on the Company’s historical segment results for the quarterly and annual periods of 2017 and 2016.
Recast disclosure. The Company is filing this Form 8-K to recast its Consolidated Financial Statements as of December 31, 2017 and 2016 and for each of the three years ended December 31, 2017, to reflect the changes described above. The updates do not represent the correction of an error, material or otherwise, of previously issued financial statements. The recast Consolidated Financial Statements and revised Notes to the Consolidated Financial Statements are included in Exhibit 99.2 to this Form 8-K, which is incorporated by reference into this Item 8.01. Except for minor, nonsubstantive revisions, only the following notes have been revised from their previous presentation:

•	Note 1 - Organization and Nature of Operations

•	Note 2 - Summary of Significant Accounting Policies, only under the caption of “Recently Adopted and Issued Accounting Pronouncements”

•	Note 3 - Acquisitions and Dispositions of Businesses

•	Note 9 - Goodwill and Other Intangible Assets

•	Note 15 - Pensions and Other Postretirement Plans

•	Note 20 - Business Segments

•	Note 21 - Summary of Quarterly Operating Results and Comprehensive Income (Unaudited)
In addition, Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) from the 2017 Form 10-K has been recast to reflect the changes referred to above. The revised MD&A presentation is also included in Exhibit 99.2 to this Form 8-K and incorporated herein by reference.
The recast presentation of the financial statements contained in our 2017 Form 10-K as reported on this Form 8-K, including Exhibit 99.2, does not reflect events occurring after the filing of the 2017 Form 10-K, and does not modify or update the disclosures in the 2017 Form 10-K, other than as required to reflect the changes described above. All other information in the 2017 Form 10-K remains unchanged. Without limitation of the foregoing, this Form 8-K does not purport to update the MD&A contained in the 2017 Form 10-K for any forward-looking statements. For developments subsequent to the filing of the 2017 Form 10-K, refer to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2018. This Form 8-K should be read in conjunction with the 2017 Form 10-K, the Company's Form 10-Q for the quarterly period ended March 31, 2018 and the Company's Current Reports on Form 8-K filed subsequent to the filing of the 2017 Form 10-K. The Exhibits provided with this Form 8-K shall be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.
Item 9.01          Financial Statements and Exhibits.
(d)         Exhibits

Exhibit Number	Description

23	Consent of independent registered public accounting firm.

99.1
Updates, where applicable, to Part 1, Item 1. Business, from Graham Holdings Company's Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the Securities and Exchange Commission on February 23, 2018.

99.2
Updates, where applicable, to Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and Item 8. Financial Statements and Supplementary Data, from Graham Holdings Company's Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the Securities and Exchange Commission on February 23, 2018.

101
The following updated financial information from Graham Holdings Company Annual Report on Form 10-K for the year ended December 31, 2017, formatted in Extensible Business Reporting Language (XBRL): (i) Consolidated Statements of Operations for the years ended December 31, 2017, 2016 and 2015; (ii) Consolidated Statements of Comprehensive Income for the years ended December 31, 2017, 2016 and 2015; (iii) Consolidated Balance Sheets as of December 31, 2017 and 2016; (iv) Consolidated Statements of Cash Flows for the years ended December 31, 2017, 2016 and 2015; (v) Consolidated Statements of Changes in Common Shareholders’ Equity for the years ended December 31, 2017, 2016 and 2015; and (vi) Notes to Consolidated Financial Statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Graham Holdings Company
(Registrant)

Date: May 21, 2018	/s/ Wallace R. Cooney
Wallace R. Cooney, Chief Financial Officer (Principal Financial Officer)

INDEX TO EXHIBITS

Exhibit Number	Description

23	Consent of independent registered public accounting firm.

99.1
Updates, where applicable, to Part 1, Item 1. Business, from Graham Holdings Company's Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the Securities and Exchange Commission on February 23, 2018.

99.2
Updates, where applicable, to Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and Item 8. Financial Statements and Supplementary Data, from Graham Holdings Company's Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the Securities and Exchange Commission on February 23, 2018.

101
The following updated financial information from Graham Holdings Company Annual Report on Form 10-K for the year ended December 31, 2017, formatted in Extensible Business Reporting Language (XBRL): (i) Consolidated Statements of Operations for the years ended December 31, 2017, 2016 and 2015; (ii) Consolidated Statements of Comprehensive Income for the years ended December 31, 2017, 2016 and 2015; (iii) Consolidated Balance Sheets as of December 31, 2017 and 2016; (iv) Consolidated Statements of Cash Flows for the years ended December 31, 2017, 2016 and 2015; (v) Consolidated Statements of Changes in Common Shareholders’ Equity for the years ended December 31, 2017, 2016 and 2015; and (vi) Notes to Consolidated Financial Statements.

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